UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) November 30, 2004

Price Legacy Corporation

(Exact name of registrant as specified in its charter)

Maryland	0-20449	33-0628740
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

17140 Bernardo Center Drive, Suite 300, San Diego, California	92128
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (858) 675-9400

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On November 24, 2004, a Plaintiff’s Motion for Expedited Discovery and for Hearing Date for Plaintiff’s Motion for Preliminary Injunction and a Plaintiff’s Motion For A Preliminary Injunction were filed in the Circuit Court for Baltimore City, Maryland in the lawsuit Robert Allen v. Price Legacy Corporation, Jack McGrory, Murray Galinson, Keene Wolcott, Charles Goldberg, Robert N. Goodman, Giles H. Bateman, Jacklyn Horton, and The Price Group LLC (Case No. 24-C-04-007204 OT), which lawsuit was described in Price Legacy’s definitive Proxy Statement filed with the Securities and Exchange Commission on November 22, 2004 (the “Proxy Statement”).  The plaintiff’s motions seek a hearing on plaintiff’s request for a preliminary injunction and for expedited discovery before Price Legacy’s annual meeting of stockholders on December 20, 2004.  Copies of Plaintiff’s Motion for Expedited Discovery and for Hearing Date for Plaintiff’s Motion for Preliminary Injunction and Plaintiff’s Motion For A Preliminary Injunction as well as the plaintiff’s Amended Class Action Complaint filed on October 21, 2004 are attached hereto as Exhibits 99.1, 99.2 and 99.3, respectively, and are each incorporated by reference herein.  The foregoing descriptions are qualified in their entirety by reference to the full text of these documents.  The Court held a hearing on these matters on November 30, 2004.  At this hearing, the Court: (1) set a further hearing on December 7, 2004 to consider the plaintiff’s motion for expedited discovery and to set a hearing date on the plaintiff’s motion for preliminary injunction; (2) set a December 7, 2004 hearing date to consider a motion to stay the action by the defendants; and (3) reserved December 16, 2004 for a hearing on the plaintiff’s motion for preliminary injunction in the event that the Court grants the plaintiff’s motion to set such a hearing and denies the defendants’ anticipated motion to stay this action.

On November 29, 2004, a Consolidated Amended Class Action Complaint was filed in the Superior Court of California, County of San Diego in the lawsuit Jeanne M. Calamore v. Price Legacy Corporation, Jack McGrory, James F. Cahill, Murray Galinson, Charles L. Goldberg, Robert N. Goodman, Keene Wolcott, Jacklyn Horton, and Giles H. Bateman (Case No. GIC834768), which lawsuit was described in Price Legacy’s Proxy Statement.  The complaint alleges that the defendants breached their fiduciary duties to Price Legacy stockholders in connection with the proposed merger with PL Retail LLC.  The complaint challenges the sufficiency of the merger consideration, the adequacy of disclosures and the independence of the directors, and seeks a preliminary and permanent injunction of the merger transaction and unspecified damages from the defendants.  A copy of this Consolidated Amended Class Action Complaint is attached hereto as Exhibit 99.4 and is incorporated by reference herein.  The foregoing description is qualified in its entirety by reference to the full text of the amended complaint.  On November 29, 2004, the plaintiffs also filed an ex parte application requesting that the Court schedule an expedited hearing on the plaintiffs’ motion for a preliminary injunction before Price Legacy’s annual meeting of stockholders on December 20, 2004.  The Court heard this matter on November 30, 2004.  At the hearing, the Court set a preliminary injunction hearing date of December 17, 2004.

Item 9.01.  Financial Statements and Exhibits.

(c)  Exhibits.

Exhibit
Number	Description of Exhibit
99.1	Plaintiff’s Motion for Expedited Discovery and for Hearing Date for Plaintiff’s Motion for Preliminary Injunction as filed November 24, 2004.
99.2	Plaintiff’s Motion For A Preliminary Injunction as filed November 24, 2004.
99.3	Amended Class Action Complaint as filed October 21, 2004.
99.4	Consolidated Amended Class Action Complaint as filed November 29, 2004.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRICE LEGACY CORPORATION

Date November 30, 2004
	By:	/s/ Jeffrey R. Fisher
Name: Jeffrey R. Fisher
Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Description of Exhibit
99.1	Plaintiff’s Motion for Expedited Discovery and for Hearing Date for Plaintiff’s Motion for Preliminary Injunction as filed November 24, 2004.
99.2	Plaintiff’s Motion For A Preliminary Injunction as filed November 24, 2004.
99.3	Amended Class Action Complaint as filed October 21, 2004.
99.4	Consolidated Amended Class Action Complaint as filed November 29, 2004.